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                                LUNAR CORPORATION

                SPECIAL MEETING OF SHAREHOLDERS [        ], 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           The shareholder of Lunar Corporation, a Wisconsin corporation ("Lunar"), whose name and signature appear on the reverse side of this card, having received the Notice of Special Meeting of Shareholders and the related proxy statement/prospectus for Lunar's special meeting of shareholders to be held at Lunar Corporation, 726 Heartland Trail, Madison, Wisconsin 53717, on [date], 2000, at 9:00 a.m., hereby appoints Robert A. Beckman and John Comerford, or either of them, the proxies of the shareholder, each with full power of substitution, to vote at such meeting, and at any adjournments of such meeting, all shares of Lunar common stock, par value $.01 per share, that the shareholder is entitled to vote, in the manner shown on the reverse side of this card.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS, AND THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE SHAREHOLDER'S DIRECTIONS ON THE REVERSE SIDE OF THIS CARD. IF NO DIRECTION IS GIVEN, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF, SUBJECT TO LIMITATIONS SET FORTH IN APPLICABLE REGULATIONS UNDER THE SECURITIES EXCHANGE ACT OF 1934.


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PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE. IF YOU PLAN TO ATTEND THE MEETING, PLEASE SO INDICATE IN THE SPACE PROVIDED ON THE REVERSE SIDE.
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                                Please mark your
                              [X] votes as in this
                                    example.
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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.



                                                 FOR     AGAINST     ABSTAIN
    1. Approval and adoption of the Agreement    [  ]      [  ]        [  ]
    and Plan of Merger, dated as of June 2,
    2000, among Lunar Corporation, General
    Electric Company and Topaz Merger Corp.
    and the transactions contemplated
    thereby.

    2. The undersigned authorizes the            [  ]      [  ]        [  ]
    aforementioned proxies to vote in their
    discretion on any other matters that may properly come before the special meeting or any adjournments thereof, subject to limitations set forth in applicable regulations under the Securities
    Exchange Act of 1934.

                                       MARK HERE IF YOU PLAN TO        [  ]
                                       ATTEND THE MEETING

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    THIS PROXY, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED AS
    SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

    THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS
    CARD.

    The undersigned hereby revokes any proxy heretofore given to vote with respect to the Lunar common stock and hereby ratifies and confirms all that the proxies, their substitutes or any of them may lawfully do by virtue hereof.

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    Dated             , 2000

----------------------------------------          -----------------------------
    Co-Owner Sign Here                            Shareholder Sign Here

NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) ON THIS CARD, WHEN SHARES ARE HELD JOINTLY; BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. WHEN EXECUTED BY A CORPORATION OR PARTNERSHIP, PLEASE SIGN IN FULL CORPORATE OR PARTNERSHIP NAME BY A DULY AUTHORIZED OFFICER OR PARTNER, GIVING TITLE. PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU DO ATTEND.

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